EXHIBIT 10
EXECUTION COPY
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This Amendment No. 1 to Credit Agreement (this “Amendment”) dated as of March 4, 2011, is among Willbros United States Holdings, Inc., a Delaware corporation (the “Borrower”), Willbros Group, Inc., a Delaware corporation (the “Parent”), certain subsidiaries of the Parent party hereto (collectively with the Parent, the “Guarantors”), and lenders party to the Credit Agreement (as defined below) that are party hereto.
PRELIMINARY STATEMENTS
     A. The Borrower, the Guarantors, the lenders from time to time party thereto (the “Lenders”), Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent, and Issuing Bank, UBS Securities LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents, are parties to the Credit Agreement dated as of June 30, 2010 (the “Credit Agreement”).
     B. The parties wish to enter into this Amendment to amend certain terms and provisions of the Credit Agreement.
     NOW, THEREFORE, the parties agree as follows:
ARTICLE I
DEFINITIONS
     Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.
ARTICLE II
AMENDMENT
     2.01 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
     (a) The defined term “Asset Disposition” is hereby amended by inserting “, 6.04(g)(ii)” after the reference to “Section 6.04(c)”.
     (b) The defined term “Consolidated EBITDA” is hereby amended as follows:
               (1) by deleting and replacing clause (b)(v) with the following: “(v) extraordinary or non-recurring expenses or losses (other than any such expenses or losses arising from the accrual of the earnout liability related to the InfrastruX Merger),”;
               (2) by deleting and replacing clause (c) with the following: “to the extent included in determining such Consolidated Net Income, (i) extraordinary or non-recurring gains and (ii) any non-cash gains arising from the reversal of the accrual of the earnout liability related to the InfrastruX Merger); minus (in case of a gain) or plus (in the case of a loss)”;

               (3) by deleting and replacing clause (i) with the following: “cash payments made during such period in respect of non-cash charges added back in determining Consolidated EBITDA (including any such non-cash charges arising from the accrual of the earnout liability related to the InfrastruX Merger) for any previous period; plus”;
               (4) by inserting the word “such” immediately prior to the word “Consolidated” in clause (n);
               (5) by deleting the period at the end of clause (n) and inserting the following language in place thereof:
               ; plus
     (o) to the extent deducted in determining such Consolidated Net Income, fees and expenses paid or payable in connection with any waiver or amendment of any Debt; plus
     (p) to the extent deducted in determining such Consolidated Net Income, any premiums or similar fees paid or payable in connection with a prepayment of any Debt; plus
     (q) to the extent deducted in determining such Consolidated Net Income, costs, expenses and charges relating to the independent compliance monitor retained as a result of the SEC/DOJ Investigation incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (q) and (r) of this definition in any period of four consecutive fiscal quarters shall not exceed $5,000,000; plus
     (r) to the extent deducted in determining such Consolidated Net Income, costs, expenses and charges relating to the TransCanada Pipeline Arbitration incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (q) and (r) of this definition in any period of four consecutive fiscal quarters shall not exceed $5,000,000.
     (c) The defined term “Excepted Liens” is hereby amended by deleting and replacing clause (h) thereof with the following:
     (h) Liens arising by virtue of Uniform Commercial Code financing statement filings (or similar filings under applicable law) regarding (i) operating leases entered into by the Parent or any of its Subsidiaries in the ordinary course of business or (ii) perfection of the acquiror’s or transferee’s interest in any sale, transfer or other disposition of assets permitted under Section 6.04;
     (d) The defined term “Excess Cash Flow” is hereby amended as follows:

     (1) by deleting and replacing clause (b)(vi) with the following:
     (vi) to the extent not reducing Consolidated EBITDA for such fiscal year (but without duplication of any other deductions to Excess Cash Flow for such fiscal year), the aggregate amount actually paid in cash by the Parent and its Subsidiaries during such fiscal year in respect of litigation and similar proceedings, earn-out obligations and other obligations and liabilities (other than Debt), including any such amounts paid in respect of items referred to in clauses (q) and (r) of the Consolidated EBITDA definition,
     and
     (2) by inserting the following language at the end of clause (b)(vi):
     plus (c) to the extent not otherwise included in Excess Cash Flow for such fiscal year, net cash proceeds received by the Parent or its Subsidiaries during such fiscal year from the TransCanada Pipeline Project, either through the collection of receivables or pursuant to the settlement of the TransCanada Pipeline Arbitration (it being understood and agreed that any amounts added back pursuant to this clause (c) with respect to any fiscal year shall, to the extent otherwise included in Excess Cash Flow for any subsequent fiscal year, be deducted in determining Excess Cash Flow for such subsequent fiscal year).
     (e) The defined term “Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:
     “Tangible Net Worth” means, as of any date of determination, for the Parent and its Subsidiaries on a consolidated basis, (a) the Stockholders’ Equity as of such date minus (b) the goodwill of the Parent and its Subsidiaries as of such date; provided that to the extent the Stockholders’ Equity shall have been affected on and after December 31, 2010 by any amounts attributable to the net Tax liabilities for repatriation by any CFC to the Parent, the Borrower or any of its Domestic Subsidiaries of any cash earned from outside the United States of America, such amounts shall be added back to the Stockholders’ Equity for purposes of determining the Tangible Net Worth.
     (f) The following new defined terms shall be inserted, in appropriate alphabetical order:
     “TransCanada Pipeline Arbitration” means matter no. 17247/VRO pending in the International Court of Arbitration of the International Chamber of Commerce; WILLBROS CONSTRUCTION (US), LLC, Claimant/Counterclaim Respondent, and TRANSCANADA KEYSTONE PIPELINE, L.P., Respondent/Counterclaimant.

“TransCanada Pipeline Project” means project undertaken and performed by Willbros Construction (US), LLC, a Wholly-Owned Subsidiary of the Borrower, under Agreement No. 5948 between TransCanada Keystone Pipeline, LP and Willbros Construction (US), LLC for Construction of US Groups 3 & 4 Pump Stations for the Keystone Oil Pipeline Project, dated as of September 18, 2008, and any change orders or amendments thereto.
     2.02 Amendment to Section 2.01(a). Section 2.01(a) of the Credit Agreement is hereby amended to insert the following second proviso at the end of the first sentence:
provided further that if, at the time of any Revolving Borrowing, the Total Leverage Ratio, determined as of the end of the then most recent fiscal quarter of the Borrower for which a Compliance Certificate has been delivered pursuant to Section 5.06(c) and giving pro forma effect to such Revolving Borrowing and the application of the proceeds thereof, is more than 3.0 to 1, then the aggregate principal amount of such Revolving Borrowing, when taken together with the aggregate then outstanding principal amount of all other Revolving Borrowings, shall not (unless consented to in writing by the Majority Revolving Lenders) exceed $25,000,000 (excluding, for purposes of this computation, any such Revolving Borrowing to the extent the proceeds thereof are only used to make any payment in respect of the Convertible Senior Notes permitted under Section 6.14).
     2.03 Amendment to Section 2.08(b)(ii). Section 2.08(b)(ii) of the Credit Agreement is hereby amended by deleting and replacing the penultimate and final sentences in their entirety with the following::
In the event of any prepayment under this Section 2.08(b)(ii), (x) if such prepayment is made solely with Net Debt Proceeds of an incurrence of Debt or with Equity Issuance Proceeds, such prepayment shall be accompanied by a prepayment premium equal to (1) if such prepayment is made prior to December 31, 2011, 4.00% of the principal amount of the Term Loans then being prepaid and (2) if such prepayment is made on and after December 31, 2011 but prior to December 31, 2012, 1.00% of the principal amount of the Term Loans then being prepaid and (y) in the case of any other prepayment under this Section 2.08(b)(ii), (1) if such prepayment is made prior to the first anniversary of the Closing Date, 2.00% of the principal amount of the Term Loans then being prepaid and (2) if such prepayment is made on or after the first anniversary of the Closing Date but prior to the second anniversary of the Closing Date, 1.00% of the principal amount of the Term Loans then being prepaid. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(b)(ii) occurring (i) in the case of any prepayment described in clause (x) above, on or after December 31, 2012, and (ii) in the case of any prepayment described in clause (y) above, on or after the second anniversary of the Closing Date.
     2.04 Amendment to Section 2.08(c)(vi). Section 2.08(c)(vi) of the Credit Agreement is hereby amended by deleting and replacing the second and third sentences in their entirety with the following:
Each such prepayment of the Term Loans pursuant to this Section 2.08(c)(vi) shall be accompanied by a prepayment premium equal to (1) if such prepayment is made prior to December 31, 2011, 4.00% of the principal amount of the Term Loans then being prepaid and (2) if such prepayment is made on and after December 31, 2011 but prior to December 31, 2012, 1.00% of the principal amount of the Term Loans then being prepaid. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(c)(vi) occurring on or after December 31, 2012.
     2.05 Amendment to Section 2.08(c)(vii). Section 2.08(c)(vii) of the Credit Agreement is hereby amended by deleting and replacing the second and third sentences in their entirety with the following:
Each such prepayment of the Term Loans pursuant to this Section 2.08(c)(vii) shall be accompanied by a prepayment premium equal to (1) if such prepayment is made prior to December 31, 2011, 4.00% of the principal amount of the Term Loans then being prepaid and (2) if such prepayment is made on and after December 31, 2011 but prior to December 31, 2012, 1.00% of the principal amount of the Term Loans then being prepaid. No prepayment premium will apply to prepayments of the Term Loans under this Section 2.08(c)(vii) occurring on or after December 31, 2012.
     2.06 Amendment to Section 5.06(k). Section 5.06(k) of the Credit Agreement is hereby deleted and replaced with the following:
(k) Monthly Cash and Backlog Reports. Within 20 Business Days after the end of each month, (1) the amount of cash and cash equivalents of the Parent and its Subsidiaries as of the end of such month and (2) an internal backlog report consistent with the detail (but omitting any commentary) in the Parent’s Quarterly Report on Form 10-Q and Annual Report on Form 10-K and otherwise in form reasonably acceptable to the Administrative Agent; and
     2.07 Amendment to Section 6.02(h). Section 6.02(h)(iii) of the Credit Agreement is hereby deleted (up to the parenthetical that follows) and replaced with the following:
(iii) neither the final scheduled maturity nor the weighted average life to maturity of such Debt is shorter than ninety one (91) days after the Term

Maturity Date or the remaining weighted average life to maturity of the Term Loans, respectively
     2.08 Amendment to Section 6.04. Section 6.04 of the Credit Agreement is hereby amended as follows:
(a) by replacing subsection (g) with the following:
     (g) sales of (i) real property (including fixtures and other interests relating thereto) in an aggregate amount not to exceed $40,000,000, provided that the Net Proceeds from such Asset Disposition are applied to prepay the Term Loans within five (5) Business Days after the receipt thereof (it being agreed that such prepayment shall be treated as a mandatory prepayment for purposes of Section 2.08(c)(viii)), and (ii) equipment in an aggregate amount not to exceed $15,000,000, provided that, to the extent required pursuant to Section 2.08(c)(v), the Net Proceeds of such Asset Disposition are applied in accordance with such Section; provided that if any Asset Disposition described in this subsection (g) shall be for consideration of $10,000,000 or more, the Agent shall have received a certificate of a Financial Officer of the Parent to the effect that such Asset Disposition was approved by the Board of Directors of the Parent;
(b) by deleting the word “and” at the end of subsection (h);
(c) by replacing the period at the end of subsection (i) with “; and”; and
(d) by inserting the following new subsection (j):
(j) sale of any of the assets identified on page 42 of Schedule 1: POTENTIAL BUSINESS DIVESTITURES to the Lender Presentation dated as of February, 2011 among the Borrower and the Lenders, provided that if any Asset Disposition described in this subsection (j) shall be for consideration of $10,000,000 or more, the Agent shall have received a certificate of a Financial Officer of the Parent to the effect that such Asset Disposition was approved by the Board of Directors of the Parent.
     2.09 Amendment to Section 6.16. Section 6.16 of the Credit Agreement is hereby amended by replacing the covenant levels as follows:

Fiscal Quarter	Minimum Interest Coverage Ratio
Fiscal quarters ending December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011	2.00 to 1.00

Fiscal quarter ending March 31, 2012	2.25 to 1.00

Fiscal Quarter	Minimum Interest Coverage Ratio
Fiscal quarters ending June 30, 2012, September 30, 2012, December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013	2.75 to 1.00

Fiscal quarters ending December 31, 2013 and thereafter	3.00 to 1.00
     2.10 Amendment to Section 6.17. Section 6.17 of the Credit Agreement is hereby amended by replacing the covenant levels as follows:

Fiscal Quarter	Maximum Total Leverage Ratio
Fiscal quarters ending December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011	5.00 to 1.00

Fiscal quarter ending December 31, 2011	4.75 to 1.00

Fiscal quarter ending March 31, 2012	3.75 to 1.00

Fiscal quarters ending June 30, 2012 and September 30, 2012	3.50 to 1.00

Fiscal quarters ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013	3.25 to 1.00

Fiscal quarter ending December 31, 2013 and thereafter	3.00 to 1.00
     2.11 Amendment to Section 6.19. Section 6.19 of the Credit Agreement is hereby amended by replacing the number “$292,000,000” with “$240,000,000”.
     2.12 Amendment to Exhibit B. Exhibit B to the Credit Agreement is hereby deleted and replaced with the modified Exhibit B attached to Annex II to this Agreement.
Each of the amendments set forth in this Article II shall be deemed to be effective as of December 31, 2010 for all purposes of the Credit Agreement and the related Loan Documents, in each case irrespective of the date of effectiveness of this Amendment.

ARTICLE III
CONDITIONS PRECEDENT
     This Amendment shall become effective (the date of effectiveness thereof, the “Effective Date”) upon the satisfaction of the following conditions precedent:
     (a) Documentation. The Administrative Agent shall have received this Amendment duly executed by the Borrower, the Guarantors and the Majority Lenders.
     (b) Payment of Fees and Expenses. The Borrower shall have paid in immediately available funds to the Administrative Agent (i) for the ratable benefit of each Lender (other than the Defaulting Lenders, if any) that shall have executed and delivered to the Administrative Agent this Amendment by 5:00 p.m. (New York time) on February 25, 2011, an amendment fee equal to 100 basis points on the amount of such Lender’s Revolving Commitment and aggregate outstanding Term Loans as of such date and (ii) for its own account, all fees and all reasonable documented out-of-pocket costs and expenses (including reasonable documented legal fees of the Administrative Agent which have been invoiced by February 25, 2011) that are payable pursuant to that certain Engagement Letter, dated February 10, 2011, among the Borrower, the Parent and the Administrative Agent.
ARTICLE IV
NO WAIVER
     Except for the amendments to the Credit Agreement and the other Loan Documents set forth in this Amendment and the other agreements set forth herein, nothing contained in this Amendment shall be construed as a waiver by the Administrative Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower and the Administrative Agent or any Lender, and the failure of the Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Borrower of any provision thereof shall not waive, affect or diminish any right of the Administrative Agent or any Lender to thereafter demand strict compliance therewith. The Administrative Agent and each Lender hereby reserves all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any of them.
ARTICLE V
ACKNOWLEDGMENTS, RATIFICATIONS AND REPRESENTATIONS AND WARRANTIES
     5.01 Acknowledgements and Ratifications. The Borrower acknowledges that on and as of the Effective Date all Obligations in effect on such date are payable without defense, offset, counterclaim or recoupment. The Borrower and each Guarantor reaffirms its liabilities and obligations under the Credit Agreement, as amended hereby, and acknowledges and agrees that such liabilities and obligations are not impaired in any respect by this Amendment. The Borrower hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5.02 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
     (a) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and will not violate the applicable organization or governing documents of the Borrower;
     (b) after giving effect to this Amendment, the representations and warranties contained in Article IV of the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the Effective Date as though made on and as of each such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date;
     (c) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing;
     (d) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; and
     (e) the Borrower has not amended its applicable organizational or governing documents since the date of the Credit Agreement.
ARTICLE VI
MISCELLANEOUS PROVISIONS
     6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent and Lenders to rely upon them.

     6.02 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
     6.03 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
     6.04 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
     6.05 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.
     6.06 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     6.07 Applicable Law. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank. Signatures on following pages.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

BORROWER: WILLBROS UNITED STATES HOLDINGS, INC.
By:	/s/ Van A. Welch
	Name:	Van A. Welch
	Title:	Chief Financial Officer
Signature Page to Amendment No. 1 to Credit Agreement

GUARANTORS:

WILLBROS GROUP, INC.
WILLBROS GOVERNMENT SERVICES (U.S.), LLC
WILLBROS CONSTRUCTION (U.S.), LLC
WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC.
WILLBROS ENERGY SERVICES COMPANY
WILLBROS ENGINEERS (U.S.), LLC
WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.
WILLBROS MIDSTREAM SERVICES (U.S.), LLC
WILLBROS PROJECT SERVICES (U.S.), LLC
WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC
WILLBROS DOWNSTREAM, LLC
CONSTRUCTION & TURNAROUND SERVICES OF CALIFORNIA, INC.
CONSTRUCTION & TURNAROUND SERVICES, L.L.C.
WILLBROS DOWNSTREAM OF OKLAHOMA, INC.
WINK ENGINEERING, LLC

By:	/s/ Van A. Welch
	Name:	Van A. Welch
	Title:	Chief Financial Officer
Signature Page to Amendment No. 1 to Credit Agreement

GUARANTORS:

INFRASTRUX GROUP, LLC
B&H MAINTENANCE AND CONSTRUCTION, INC.
CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.
CHAPMAN HOLDING CO., INC.
CHAPMAN CONSTRUCTION CO., L.P.
INFRASTRUX GROUP COMMON PAYMASTER, LLC
INFRASTRUX HAWKEYE HOLDINGS, LLC
BEMIS, LLC
HALPIN LINE CONSTRUCTION LLC
HAWKEYE, LLC
PREMIER UTILITY SERVICES, LLC
INTERCON CONSTRUCTION, INC.
INTERCON CONSTRUCTION TRUCKING, INC.
INTERPOWER LINE SERVICES CORPORATION
LINEAL INDUSTRIES, INC.
SKIBECK PIPELINE COMPANY, INC.
SKIBECK PLC, INC.
TRAFFORD CORPORATION
TEXAS ELECTRIC UTILITY CONSTRUCTION MANAGEMENT, L.L.C.
TEXAS ELECTRIC UTILITY CONSTRUCTION, LTD.
FLOWERS HOLDING CO., INC.
FLOWERS LIMITED PARTNER, INC.
FLOWERS MANAGEMENT CO., INC.
FLOWERS CONSTRUCTION CO., L.P.
UTILX CORPORATION
UTILX OVERSEAS HOLDINGS, INC.

By:	/s/ Van A. Welch
	Name:	Van A. Welch
	Title:	Chief Financial Officer
Signature Page to Amendment No. 1 to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender: Natixis

By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Managing Director

For any Lender requiring a second signature block:
By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Landmark V CDO LTD
Landmark VI CDO LTD
Landmark VII CDO LTD
Landmark VIII CDO LTD
Landmark IX CDO LTD
Greyrock CDO LTD
Aladdin Flexible Investment Fund Series 2007-1
Aladdin Flexible Investment Fund Series 2008-1

By:	Aladdin Capital Management LLC, as Manager

By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Managing Director

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	ABCLO 2007-1, Ltd.
	By:	AllianceBernstein L.P.

	By:	/s/ Michael E. Sohr
		Name:	Michael E. Sohr
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AllianceBernstein High Income Fund
	By:	AllianceBernstein L.P.

	By:	/s/ Michael E. Sohr
		Name:	Michael E. Sohr
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AllianceBernstein Institutional Investments — High Yield Loan Portfolio (JPY)
	By:	AllianceBernstein L.P.

	By:	/s/ Michael E. Sohr
		Name:	Michael E. Sohr
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AllianceBernstein Institutional Investments — High Yield Loan Portfolio
	By:	AllianceBernstein L.P.

	By:	/s/ Michael E. Sohr
		Name:	Michael E. Sohr
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AMMC CLO III, LIMITED
By: American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AMMC CLO IV, LIMITED
By: American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AMMC CLO VI, LIMITED
By: American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AMMC VII, LIMITED
By: American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	AMMC CLO V, LIMITED
By: American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	AMMC VIII, LIMITED By: American Money Management Corp., as Collateral Manager
	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Continental Casualty Company
	By:	/s/ Lynne Gugenheim
		Name:	Lynne Gugenheim
		Title:	Senior Vice President and Deputy General Counsel

For any Lender requiring a second signature block:
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Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	The Hartford Mutual Funds, Inc., on behalf of The Hartford Floating Rate Fund By Hartford Investment Management Company, its Sub-advisor
	By:	/s/ Michael J. Bacevich
		Name:	Michael J. Bacevich
		Title:	Managing Director

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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	AVALON CAPITAL LTD. 3 By: INVESCO Senior Secured Management, Inc. As Asset Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	BELHURST CLO LTD.

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	CHAMPLAIN CLO, LTD

By: INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Confluent 3 Limited.

By: Invesco Senior Secured Management, Inc. As Investment Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc. as Investment Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	HUDSON CANYON FUNDING II, LTD

By: INVESCO Senior Secured Management, Inc. As Collateral Manager & Attorney InFact

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Floating Rate Fund

By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Prime Income Trust

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Van Kampen Dynamic Credit Opportunities Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Van Kampen Senior Income Trust

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Van Kampen Senior Loan Fund

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
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Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	LIMEROCK CLO I
	By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	MOSELLE CLO S.A.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Morgan Stanley Investment Management Croton, Ltd.
	By:	Invesco Senior Secured Management, Inc. As
Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	MSIM Peconic Bay, Ltd.
	By:	Invesco Senior Secured Management, Inc. As
Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	NAUTIQUE FUNDING LTD.
	By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Qualcomm Global Trading, Inc. By: Invesco Senior Secured Management, Inc. As Investment Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. As Asset Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. As Portfolio Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

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By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Invesco Funds III — Invesco US Senior Loan Fund By: Invesco Asset Management S.A. As Investment Manager
	By:	/s/ Thomas H.B. Ewald
		Name:	Thomas H.B. Ewald
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Nationwide Defined Benefit Master Trust
	By:	/s/ Ronald R. Serpico
		Name:	Ronald R. Serpico
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Nationwide Mutual Insurance Company
	By:	/s/ Ronald R. Serpico
		Name:	Ronald R. Serpico
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Redwood Master Fund Ltd
	By:	/s/ Rich Barrera
		Name:	Rich Barrera
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Redwood Opportunity Master Fund Ltd
	By:	/s/ Rich Barrera
		Name:	Rich Barrera
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	The Bank of Nova Scotia

	By:	/s/ J. Frazell
		Name:	J. Frazell
		Title:	Director

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	BELL ATLANTIC MASTER TRUST By: Crescent Capital Group LP, its sub-adviser
	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	FARAKER INVESTMENT PTE LTD. By: Crescent Capital Group LP, its sub-adviser
	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	FIRST 2004-I CLO, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser
	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	FIRST 2004-II CLO, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser
	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	ILLINOIS STATE BOARD OF INVESTMENT

	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	MAC CAPITAL, LTD.

	By:	TCW-WLA JV Venture LLC, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	MOMENTUM CAPITAL FUND, LTD.

	By:	TCW-WLA JV Venture LLC, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	PALMETTO INVESTORS MASTER FUND, LLC.

	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	RGA REINSURANCE COMPANY

	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Trust Company of the West, As trustee of TCW Capital Trust
	By:	/s/ Melissa V. Weiter
		Name:	Melissa V. Weiter
		Title:	Managing Director

For any Lender requiring a second signature block:
	By:	/s/ Jonathan R. Insull
		Name:	Jonathan R. Insull
		Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	TCW SENIOR SECURED FLOATING RATE LOAN FUND, L.P.
	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:

By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	TCW SENIOR SECURED LOAN FUND, LP
	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	VELOCITY CLO LTD.
	By:	TCW-WLA JV Venture LLC, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	VITESSE CLO LTD.
	By:	TCW-WLA JV Venture LLC, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	WEST BEND MUTUAL INSURANCE COMPANY
	By:	Crescent Capital Group LP, its sub-adviser

	By:	/s/ Scott E. Feldman
		Name:	Scott E. Feldman
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:	/s/ Jonathan R. Insull
	Name:	Jonathan R. Insull
	Title:	Managing Director

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR CORPORATE CREDIT PARTNERS L.P.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR DEBT INVESTORS II (2006)(IRELAND) L.P.

	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FI PARTNERS I L.P.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FINANCIAL CLO 2005-1, LTD.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	KKR FINANCIAL CLO 2005-2, LTD.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FINANCIAL CLO 2006-1, LTD.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FINANCIAL CLO 2007-A, LTD.

	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FINANCIAL CLO 2007-1, LTD.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KKR FINANCIAL HOLDINGS III, LLC
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	OREGON PUBLIC EMPLOYEES RETIREMENT FUND
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	MARYLAND STATE RETIREMENT AND PENSION SYSTEM
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	ACE TEMPEST REINSURANCE LTD.
	By:	/s/ Jeffrey M. Smith
		Name:	Jeffrey M. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KINGSLAND I, LTD.,
	By:	Kingsland Capital Management, LLC,as Manager

	By:	/s/ Robert Perry
		Name:	Robert Perry
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KINGSLAND II, LTD.,
	By:	Kingsland Capital Management, LLC, as Manager

	By:	/s/ Robert Perry
		Name:	Robert Perry
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KINGSLAND III, LTD.,
	By:	Kingsland Capital Management, LLC, as Manager

	By:	/s/ Robert Perry
		Name:	Robert Perry
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KINGSLAND IV, LTD.,
	By:	Kingsland Capital Management, LLC, as Manager

	By:	/s/ Robert Perry
		Name:	Robert Perry
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	KINGSLAND V, LTD.,
	By:	Kingsland Capital Management, LLC, as Manager

	By:	/s/ Robert Perry
		Name:	Robert Perry
		Title:	Principal

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Caterpillar Inc. Master Retirement Trust
	By:	DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager

	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	DDJ Distressed and Special Situations Fund, L.P.
	By:	DDJ/GP Distressed and Special Situations,LLC, its General Partner

	By:	DDJ Capital Management, LLC, Manager

	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	DDJ High Yield Fund
	By:	DDJ Capital Management, LLC, its attorney-in-fact*

	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

*	The execution of this agreement shall not bind the Trustee, Manager or any Unit Holder of DDJ High Yield Fund and recourse shall be limited to the Trust Property (each such term as defined in the trust agreement governing the DDJ High Yield Fund).
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Stichting Bewaarder Interpolis Pensioenen Global High Yield Pool
	By:	Syntrus Achmea Asset Management, as asset manager

	By:	DDJ Capital Management, LLC, as subadviser

	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	GMAM Investment Funds Trust (for the account of the Promark High Yield Bond Fund (Account No. 7MKM))

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust (for the account of the Promark High Yield Bond Fund (Account 7MKM)), in its capacity as investment manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	GMAM Group Pension Trust III (for the account of the Promark Alternative High Yield Bond Fund (Account 7M2E))

By: State Street Bank and Trust Company, solely in its capacity as Trustee for GMAM Group Pension Trust III, (for the account of the Promark Alternative High Yield Bond Fund (Account 7M2E)), as directed by DDJ Capital Management, LLC, and not in its individual capacity

	By:	/s/ Mark London
		Name:	Mark London
		Title:	Assistant Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Houston Municipal Employees Pension System

By: DDJ Capital Management, LLC, in its capacity as Manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	J.C. Penney Corporation, Inc. Pension Plan Trust

By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	National Railroad Retirement Investment Trust

By: DDJ Capital Management, LLC, in its capacity as Investment Manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Stichting Pensioenfonds voor Fysiotherapeuten

By: DDJ Capital Management, LLC, in its capacity as investment manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Stichting Pensioenfonds Hoogovens

By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Stichting Pensioenfonds Metaal en Techniek

By: DDJ Capital Management, LLC, in its capacity as Manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Stichting Pensioenfonds van de Metalektro (PME)

By: DDJ Capital Management, LLC, in its capacity as Manager
	By:	/s/ David J. Breazzano
		Name:	David J. Breazzano
		Title:	President

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	UAW Retiree Medical Benefits Trust

By: State Street Bank and Trust company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust, as directed by DDJ Capital Management, LLC, and not in its individual capacity
	By:	/s/ William C. Collins
		Name:	William C. Collins
		Title:	Vice President State Street Bank & Trust Co.

For any Lender requiring a second signature block:
By:
Name:
Title:

  Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	CIFC Funding 2006-IB, Ltd.
By: Its Collateral Manager, Commercial Industrial Finance Corp.
	By:	/s/ Robert C. Milton III
		Name:	Robert C. Milton III
		Title:	Gen. Counsel/Secretary

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	CIFC Funding 2007-I, Ltd.
By its Collateral Manager, Commercial Industrial Finance Corp.
	By:	/s/ Robert C. Milton III
		Name:	Robert C. Milton III
		Title:	Gen. Counsel/Secretary

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	CIFC Funding 2007-II, Ltd.
By its Collateral Manager, Commercial Industrial Finance Corp.
	By:	/s/ Robert C. Milton III
		Name:	Robert C. Milton III
		Title:	Gen. Counsel/Secretary

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	CIFC Funding 2007-IV, Ltd.
By its Collateral Manager, Commercial Industrial Finance Corp.
	By:	/s/ Robert C. Milton III
		Name:	Robert C. Milton III
		Title:	Gen Counsel/Secretary

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Consumer Program Administrators, Inc.
By: Onex Credit Partners, LLC, its investment manager
	By:	/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	IDEO

	By:	/s/ Arlene Arellano
		Name:	Arlene Arellano
		Title:	Authorized Signatory

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	OCP Investment Trust
By: Onex Credit Partners, LLC, its manager
	By:	/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Onex Debt Opportunity Fund, L.P.
By: Onex Credit Partners, LLC, its investment manager
	By:	/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Onex Senior Credit II, LP
By: Onex Credit Partners, LLC, its investment manager
	By:	/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Cratos CLO I Ltd.
By: Illegible
	By:	/s/ Renee Lefebvre
		Name:	Renee Lefebvre
		Title:	Managing Director

For any Lender requiring a second signature block:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Chubb and Son, A Division of Federal Insurance Co.
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	The Lutheran Church-Missouri Synod Foundation
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	New York City District Council of Carpenters Pension Fund
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	School Employees Retirement System of Douglas County School District 0001
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	State Boston Retirement System
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Texas Treasury Safekeeping Trust Company
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	The Salvation Army
By Fountain Capital as Agent
	By:	/s/ Adam T. Peltzer
		Name:	Adam T. Peltzer
		Title:	Partner

For any Lender requiring a second signature block:
	By:	/s/ Douglas E. Campbell
		Name:	Douglas E. Campbell
		Title:	Partner

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	UBS AG, Stamford Branch
	By:	/s/ Joselin Fernandes
		Name:	Joselin Fernandes
		Title:	Associate Director Banking Products Services, US

For any Lender requiring a second signature block:
	By:	/s/ Illegible
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Luminus Management, LLC
	By:	/s/ J. Barrons
		Name:	J. Barrons
		Title:	MD

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Hallmark Insurance Co
	By:	/s/ Chris Kenney
		Name:	Chris Kenney
		Title:	Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Green Island CBNA Loan Funding LLC By: Citibank, N.A.
	By:	/s/ Lynette Thompson
		Name:	Lynette Thompson
		Title:	Director

For any Lender requiring a second signature block:
By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	CANARAS SUMMIT CLO LTD By: Canaras Capital Management LLC As Sub-Investment Adviser
	By:	/s/ Richard J. Vratanina
		Name:	Richard J. Vratanina
		Title:	Authorized Signatory

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	ROSEDALE CLO LTD. By: Princeton Advisory Group, Inc. the Collateral Manager
	By:	/s/ Illegible
Name:
		Title:	Analyst

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	UBS Loan Finance LLC
	By:	/s/ Mary E. Evans
		Name:	Mary E. Evans
		Title:	Associate Director Banking Products Services, US

For any Lender requiring a second signature block:
	By:	/s/ April Varner-Nanton
		Name:	April Varner-Nanton
		Title:	Director Banking Products Services, US
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.
Name of the Lender:	Capital One, N.A.
	By:	/s/ Bobby Hamilton
		Name:	Bobby Hamilton
		Title:	Assistant V.P.

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
	By:	/s/ Mikhail Faybusovich
		Name:	Mikhail Faybusovich
		Title:	Director

For any Lender requiring a second signature block:
	By:	/s/ Vipui Dhadda
		Name:	Vipui Dhadda
		Title:	Associate

Signature Page to Amendment No. 1 to Credit Agreement

LENDER SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT DATED AS OF JUNE 30, 2010, OF WILLBROS UNITED STATES HOLDINGS, INC.

Name of the Lender:	Amegy Bank National Association
	By:	/s/ C. Ross Bartley
		Name:	C. Ross Bartley
		Title:	Senior Vice President

For any Lender requiring a second signature block:
By:
Name:
Title:
Signature Page to Amendment No. 1 to Credit Agreement

Annex I
See attached.

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE
[For Fiscal Quarter Ended              (the “Reporting Period)]
[For Fiscal Year Ended              (the “Reporting Period)]
     This certificate, dated as of ______________, _______, is prepared pursuant to Section 5.06(c)(ii) of the Credit Agreement dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Willbros United States Holdings, Inc., a Delaware corporation (“Borrower”), Willbros Group, Inc., a Delaware corporation (the “Parent”), and certain subsidiaries thereof, as guarantors, the lenders from time to time party thereto, Crédit Agricole Corporate and Investment Bank, as Administrative Agent, Collateral Agent and Issuing Bank, and UBS Securities LLC, as Syndication Agent, and Natixis, The Bank of Nova Scotia and Capital One, N.A., as Co-Documentation Agents. Unless otherwise defined in this certificate, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.
     The Parent hereby certifies (a) that no Default or Event of Default has occurred or is continuing, (b) [no change] [a change] in GAAP or in the application thereof has occurred since the date of the consolidated balance sheet of the Parent most recently delivered under Section 5.06(a) or 5.06(b) [describe such change, if applicable] and (c) the following amounts and calculations are true and correct:
[Remainder of page intentionally left blank.]

1.	Section 6.15 — Maximum Capital Expenditures.

During the Interim Period:
Capital Expenditures[1] do not exceed $60,000,000 in the aggregate for the period from the Closing Date to and including the last day of the Reporting Period.

Compliance	Yes	No

After the Interim Period:

(a)	Capital Expenditures made during the Fiscal Year ended on the last day of the Reporting Period	$ _______________

(b)	Consolidated EBITDA[2] for the Fiscal Year ended on the last day of the Reporting Period	$_______________

(c)	25% of Consolidated EBITDA for the Fiscal Year ended on the last day of the Reporting Period	$_______________
Capital Expenditures do not exceed the higher of (i) $70,000,000 in the aggregate for the Reporting Period or (ii) 25% of Consolidated EBITDA for the Reporting Period

Compliance	Yes	No

[1]	See Schedule 2 for detailed calculation of Capital Expenditures.

[2]	See Schedule 1 for detailed calculation of Consolidated EBITDA.

2.	Section 6.16 — Minimum Interest Coverage Ratio

(a)	Consolidated EBITDA for the applicable number of fiscal quarters period ended on the last day of the Reporting Period[3]	$_______________

(b)	Consolidated Interest Expense[4] for the applicable number of fiscal quarters period ended on the last day of the Reporting Period[5]	$_______________
Interest Coverage Ratio = (a) divided by (b)

Minimum Interest Coverage Ratio permitted under Section 6.16 of Credit Agreement:

As of the last day of any fiscal quarter, not less than the ratio set forth below with respect to such fiscal quarter:

Fiscal quarters ending June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011:	2.00 to 1.00

Fiscal quarter ending March 31, 2012:	2.25 to 1.00

Fiscal quarters ending June 30, 2012, September 30, 2012 and December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013:	2.75 to 1.00

Fiscal quarter ending December 31, 2013 and each fiscal quarter thereafter:	3.00 to 1.00

Compliance	Yes No

[3]	In the case of the fiscal quarter ending June 30, 2010, for such fiscal quarter; in the case of the fiscal quarter ending September 30, 2010, the two fiscal quarter period then ended; in the case of the fiscal quarter ending December 31, 2010, the three fiscal quarter period then ended; and in the case of any fiscal quarter ending after December 31, 2010, the four fiscal quarter period then ended.

[4]	See Schedule 3 for detailed calculation of Consolidated Interest Expense.

[5]	In the case of the fiscal quarter ending June 30, 2010, for such fiscal quarter; in the case of the fiscal quarter ending September 30, 2010, the two fiscal quarter period then ended; in the case of the fiscal quarter ending December 31, 2010, the three fiscal quarter period then ended; and in the case of any fiscal quarter ending after December 31, 2010, the four fiscal quarter period then ended.

3.	Section 6.17 — Maximum Total Leverage Ratio.

(a)	(i) Consolidated Debt as of the last day of the Reporting Period plus (ii) to the extent not included in clause (i), all reimbursement obligations (contingent or otherwise) as of the last day of the Reporting Period in respect of Financial Letters of Credit issued upon the application of the Parent or any of its Subsidiaries or upon which the Parent or any of its Subsidiaries is an account party, but only to the extent the aggregate amount of such reimbursement obligations is in excess of $15,000,000	$_______________

(b)	Consolidated EBITDA for the four fiscal quarter period ended on or prior to the last day of the Reporting Period	$_______________

Total Leverage Ratio = (a) divided by (b)		________________
Maximum Total Leverage Ratio permitted under Section 6.17 of Credit Agreement:
               As of the last day of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2010, not to exceed the ratio set forth below with respect to such fiscal quarter:

Fiscal quarters ending December 31, 2010, March 31, 2011, June 30, 2011 and September 30, 2011:	5.00 to 1.00

Fiscal quarter ending December 31, 2011:	4.75 to 1.00

Fiscal quarter ending March 31, 2012:	3.75 to 1.00

Fiscal quarters ending June 30, 2012 and September 30, 2012:	3.50 to 1.00

Fiscal quarter ending December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013:	3.25 to 1.00

Fiscal quarter ending December 31, 2013 and each fiscal quarter thereafter:	3.00 to 1.00

Compliance	Yes No

4.	Section 6.19 — Minimum Tangible Net Worth

(a)	Stockholders’ Equity of the Parent and its Subsidiaries on a consolidated basis as of the last day of the Reporting Period	$________________

(b)	Goodwill of the Parent and its Subsidiaries on a consolidated basis as of the last day of the Reporting Period	$________________

(c)	Amount attributable to the net Tax liabilities for repatriation by any CFC to the Parent, the Borrower or any of its Domestic Subsidiaries of any cash earned from outside the United States of America	$________________
Tangible Net Worth = (a) + (c)[6] - (b) $________________

(v)	$ 240,000,000	$________________

(w)	50% of Consolidated Net Income earned for each fiscal quarter ending after December 31, 2009 (with no deduction for a net loss in any such fiscal quarter)	$________________

(x)	75% of the Equity Issuance Proceeds from any Equity Issuance consummated after the Effective Date	$________________

(y)	75% of the increase in the Stockholders’ Equity resulting from the conversion after the Effective Date of any Convertible Senior Notes into common stock of the Parent	$________________
Minimum Tangible Net Worth permitted under Section 6.19 of the Credit Agreement = (v) + (w) + (x) + (y) $________________

Compliance	Yes No

[6]	To the extent the Stockholders’ Equity was affected by such amount on and after December 31, 2010.

5.	Section 6.20 — Minimum EBITDA

Consolidated EBITDA not less than:
               (a) $35,000,000, for the Reporting Period7 and
               (b) $75,000,000, for the two (2) consecutive fiscal quarters ending September 30, 2010.

Compliance	Yes No

[7]	To be provided for the fiscal quarters ending June 30, 2010 and September 30, 2010.

6.	Section 6.21 — Minimum Cash Balance.
During the Interim Period:
     At any time during the Reporting Period, the aggregate amount of cash and Cash Equivalents owned by the Parent and its Subsidiaries: not less than $60,000,000.

Compliance	Yes No

[7. Excess Cash Flow for the Reporting Period: ___]8

[8]	To be included if delivering the financial statements referred to in Section 5.06(a) of the Credit Agreement. See Schedule 4 for a detailed calculation of Excess Cash Flow.

     IN WITNESS WHEREOF, I, solely in my capacity as ___________ of the Parent, have hereto signed my name to this Compliance Certificate as of                     , ______.

WILLBROS GROUP, INC.
By:
Name:
Title:

SCHEDULE 1
TO COMPLIANCE CERTIFICATE
Calculation of Consolidated EBITDA

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CONSOLIDATED EBITDA	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL
a. Consolidated Net Income, excluding the results from discontinued operations (as determined in accordance with GAAP)

Plus	b. Consolidated Interest Expense[9]

Plus	c. charges against income for foreign, federal, state, and local Taxes[9]

Plus	d. depreciation and amortization expense[9]

Plus	e. other non-cash charges or losses (other than non-cash charges related to the SEC/DOJ Investigation)[9]

Plus	f. extraordinary or non-recurring expenses or losses (other than any such expenses or losses arising from the accrual of the earnout liability related to the InfrastruX Merger)[9]

Plus	g. amortization, write-off or write-down of debt discount, capitalized interest, debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt[9]

Minus	h. extraordinary or non-recurring gains[10]

Minus	i. any non-cash gains arising from the reversal of the accrual of the earnout liability related to the InfrastruX Merger[10]

[9]	To the extent deducted in determining Consolidated Net Income.

[10]	To the extent included in determining Consolidated Net Income.
Schedule 2 to Compliance Certificate — Page 1

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CONSOLIDATED EBITDA	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL
Minus gain Or Plus loss	j. any gains or losses on sales of assets of the Parent or any of its Subsidiaries (other than in the ordinary course of business) [11]

Minus
k. the income of any Person (other than any Wholly-Owned Subsidiary of the Parent) in which the Parent or any Wholly-Owned Subsidiary owns any Equity Interest, except to the extent (i) such income is received by the Parent or such Wholly-Owned Subsidiary in a cash distribution during such period or (ii) the payment of cash dividends or similar cash distributions by such Person to the Parent or such Wholly-Owned Subsidiary on account of such ownership is not prohibited by any Governmental Authority or by the operation of the terms of the Organizational Documents of such Person or any agreement or other instrument binding on such Person[10]

Minus gain or Plus loss
l. non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives[11]

Plus	m. non-cash charges and losses incurred on or prior to December 31, 2009 associated with the penalties and disgorgements sought to be assessed pursuant to the SEC/DOJ Investigation[9]

[11]	To the extent included (or deducted) in determining Consolidated Net Income.
Schedule 2 to Compliance Certificate — Page 2

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CONSOLIDATED EBITDA	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL
Plus
n.   any loss or expense resulting from payments made to the holders of the 6.5% Convertible Senior Notes in connection with the Third Supplemental Indenture, to be dated as of July 1, 2010, to the 6.5% Indenture[9]

Minus
o.   cash payments made during such period in respect of non-cash charges added back in determining Consolidated EBITDA (including any such non-cash charges arising from the accrual of the earnout liability related to the InfrastruX Merger) for any previous period

Plus	p. fees and expenses in an aggregate amount not to exceed $20,000,000 relating to the InfrastruX Merger, the Refinancing Transactions and the transactions contemplated by the Credit Agreement[9]

Plus	q. fees and expenses incurred on or prior to December 31, 2009, related to the reincorporation of the Parent in the State of Delaware and the related transactions[9]

Minus gains or plus losses	r. gain or loss arising from early extinguishment of Debt or obligations under any Hedging Arrangement[11]

Plus	s. charges and losses incurred during the fiscal year ended December 31, 2009 in connection with severance and operating lease abandonment, in an aggregate amount not to exceed $12,700,000[9]

Plus	t. management fees paid to Tenaska Capital Management, LLC by InfrastruX on or before the Effective Date in an aggregate amount not to exceed $2,600,000[9]

Plus	u. fees and expenses paid or payable in connection with any waiver or amendment of any Debt[9]
Schedule 2 to Compliance Certificate — Page 3

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CONSOLIDATED EBITDA	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL
Plus	v. any premiums or similar fees paid or payable in connection with a prepayment of any Debt[9]

Plus
w.   costs, expenses and charges relating to the independent compliance monitor retained as a result of the SEC/DOJ Investigation incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (w) and (x) in any period of four consecutive fiscal quarters shall not exceed $5,000,000[9]

x.   costs, expenses and charges relating to the TransCanada Pipeline Arbitration incurred on or prior to December 31, 2012, provided that the aggregate amount added pursuant to clauses (w) and (x) in any period of four consecutive fiscal quarters shall not exceed $5,000,000[9]

Provided that
y.   for purposes of calculating Consolidated EBITDA for any period, if during such period the Parent or any Subsidiary shall have consummated (i) the InfrastruX Merger or (ii) any Acquisition or any Asset Disposition the aggregate consideration paid or received in which by the Parent and its Subsidiaries exceeded $25,000,000, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto in accordance with Section 1.03(c) of the Credit Agreement.

CONSOLIDATED EBITDA:
Schedule 2 to Compliance Certificate — Page 4

SCHEDULE 2
TO COMPLIANCE CERTIFICATE
Calculation of Capital Expenditures

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CAPITAL EXPENDITURES	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL

a.   all expenditures of the Parent and its Subsidiaries in respect of the purchase or other acquisition, construction or improvement of any fixed or capital assets that are required to be capitalized under GAAP on a consolidated balance sheet of the Parent and its Subsidiaries as property, plant, equipment or other fixed assets

Excluding	b. normal replacements and maintenance which are properly charged to current operations

Excluding
c.   expenditures made on account of any loss, destruction or damage of any fixed or capital assets, or any actual condemnation, seizure or taking, by exercise of eminent domain or otherwise, of any fixed or capital assets, or any confiscation or requisition of the use of any fixed or capital assets, to the extent such expenditures do not exceed the amount of the insurance proceeds, condemnation awards or damage recovery proceeds relating thereto

Excluding	d. any Qualified Investment made pursuant to any Reinvestment Notice
Schedule 2 to Compliance Certificate — Page 1

		Quarter Ending	Quarter Ending	Quarter Ending	Quarter Ending
	COMPONENT OF CAPITAL EXPENDITURES	__/__/__	__/__/__	__/__/__	__/__/__	TOTAL
Excluding
e.   any such expenditures in the form of a substantially contemporaneous exchange of similar fixed or capital assets, except to the extent of cash or other consideration (other than the assets so exchanged), if any, paid or payable by the Parent and its Subsidiaries

Excluding	f. any Investment or Acquisition

Excluding	g. expenditures in connection with the construction, development and/or operation and maintenance of any Governmental Fueling Facility.

CAPITAL EXPENDITURES:
Schedule 2 to Compliance Certificate — Page 2

SCHEDULE 3
TO COMPLIANCE CERTIFICATE
Calculation of Consolidated Interest Expense

		Quarter ending	Quarter ending	Quarter ending	Quarter ending
	COMPONENT OF CONSOLIDATED INTEREST EXPENSE	__/__/__	__/__/__	__/__/__	__/__/__
a. The interest expense of the Parent and its Subsidiaries, calculated on a consolidated basis in accordance with GAAP for such period

Excluding
b.   amortization, write-off or write-down of debt discount, capitalized interest and debt issuance costs and commissions, discounts and other fees and charges associated with letters of credit or Debt[12]

Excluding
c.   non-cash gains (other than gains resulting from derivatives to the extent the amount of commodities hedged with such derivatives exceeds the Parent’s and its Subsidiaries’ commodities sold) and losses as a result of changes in the fair value of derivatives.[12]

CONSOLIDATED INTEREST EXPENSE

[12]	To the extent included in the interest expense of the Parent and its Subsidiaries.

SCHEDULE 4
TO COMPLIANCE CERTIFICATE
Calculation of Excess Cash Flow

	COMPONENT OF EXCESS CASH FLOW	Fiscal Year Ending ___/___/__
a. Consolidated EBITDA for such fiscal year (determined on the basis of Consolidated Net Income not adjusted to exclude the results of discontinued operations)

minus	b. the sum of:

(i) Consolidated Interest Expense for such fiscal year actually paid in cash by the Parent and its Subsidiaries,

(ii) the net amount, if any, by which the “Contract costs and recognized income not yet billed” (or a similar line item referred to in the consolidated financial statements of the Parent) increased during such fiscal year,

(iii) the aggregate principal amount of Long-Term Debt and Capital Leases repaid or prepaid by the Parent and its Subsidiaries during such fiscal year, excluding

(A) repayment or prepayment of the Revolving Advances and other revolving extensions of credit (except to the extent that any repayment or prepayment of such Debt is accompanied by a permanent reduction in related commitments),

(B) repayment or prepayment of the Term Loans, other than scheduled principal payments pursuant to Section 2.07(b) of the Credit Agreement, and

(C) repayments or prepayments of Long-Term Debt funded with the proceeds of other Long-Term Debt,

(iv) all income Taxes actually paid in cash by the Parent and its Subsidiaries during such fiscal year,

(v) the sum of (A) the Capital Expenditures actually made in cash by the Parent and its Subsidiaries during such fiscal year (except to the extent financed with the proceeds of Debt, Equity Issuances, casualty proceeds, or other proceeds that were not included in determining Consolidated EBITDA for such fiscal year) and (B) the aggregate amount of cash consideration paid by the Parent and its Subsidiaries during such fiscal year to make Investments and other Acquisitions permitted under Section 6.05 of the Credit Agreement,

	COMPONENT OF EXCESS CASH FLOW	Fiscal Year Ending ___/___/__

(vi) to the extent not reducing Consolidated EBITDA for such fiscal year (but without duplication of any other deductions to Excess Cash Flow for such fiscal year), the aggregate amount actually paid in cash by the Parent and its Subsidiaries during such fiscal year in satisfaction of litigation and similar proceedings, earn-out obligations and other obligations and liabilities (other than Debt), including any such amounts paid in respect of items referred to in clauses (w) and (x) of the “Consolidated EBITDA” calculation on Schedule 1 to this Compliance Certificate, plus
c.   to the extent not otherwise included in Excess Cash Flow for such fiscal year, net cash proceeds received by the Parent or its Subsidiaries during such fiscal year from the TransCanada Pipeline Project, either through the collection of receivables or pursuant to the settlement of the TransCanada Pipeline Arbitration (it being understood and agreed that any amounts added back pursuant to this clause (c) with respect to any fiscal year shall, to the extent otherwise included in Excess Cash Flow for any subsequent fiscal year, be deducted in determining Excess Cash Flow for such subsequent fiscal year).

EXCESS CASH FLOW